NOTE 3: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: Asset Retirement Obligations (Policies)	11 Months Ended
Nov. 30, 2017
SDA Mill, Audited
Asset Retirement Obligations

j)Asset Retirement Obligations

The Company accounts for asset retirement obligations in accordance with ASC 410-20, Asset Retirement Obligations. ASC 410-20 requires the Company to record the fair value of an asset retirement obligation as a liability in the period in which it incurs an obligation associated with the retirement of tangible long-lived assets that result from the acquisition, construction, development and/or normal use of the assets. Asset retirement obligations consists of estimated final mill closure and associated reclamation costs to be incurred by the Company in the future once the economic life of its mill is reached.